SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/ / Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GILMAN & CIOCIA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------
     (5)  Total fee paid:

          --------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          --------------------------------------------------------------------
     (2)  Form, schedule or registration statement no.:

          --------------------------------------------------------------------
     (3)  Filing party:

          --------------------------------------------------------------------
     (4)  Date filed:

          --------------------------------------------------------------------

                              GILMAN & CIOCIA, INC.
                             475 NORTHERN BOULEVARD
                              GREAT NECK, NY 11021



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY __, 1999

To  the  Stockholders
of  Gilman  &  Ciocia,  Inc.

     NOTICE IS GIVEN that the 1999 Annual Meeting of Stockholders of Gilman & Ciocia, Inc., a Delaware corporation (the "Company"), will be held at ________ a.m. local time, on May __, 1999, at____________________________ for the
following  purposes:

     1. To elect five members of the Company's Board of Directors, to be divided into three classes: Class A, Class B and Class C;

     2. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation, to change the Company's name to Gilman & Ciocia, Inc., to increase the number of authorized shares of common stock, $.01 par value per share, from 9,000,000 to 20,000,000 shares and to establish a classified board of directors;

     3. To consider and vote upon a proposal to approve the Company's 1999 Common Stock and Incentive and Non-Qualified Stock Option Plan;

     4. To ratify the reappointment of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 1999; and

     5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April __, 1999 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting. You, as a stockholder of the Company, may examine a list of stockholders entitled to vote at the Annual Meeting at the offices of the Company situated at 475 Northern Boulevard, Great Neck, NY 11021 during the ten-day period preceding the Annual Meeting.

                                By order of the Board of Directors,

                                Kathryn  Travis
                                Secretary
Great  Neck,  New  York
April__,  1999

--------------------------------------------------------------------------------
THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY FORM MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY, AND VOTE THEIR SHARES IN PERSON. YOUR BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NOMINEES FOR DIRECTORS AND FOR THE OTHER PROPOSALS TO BE CONSIDERED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                              GILMAN & CIOCIA, INC.
                             475 NORTHERN BOULEVARD
                              GREAT NECK, NY 11021

                                 ---------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY __, 1999
                                 ---------------

     Gilman & Ciocia, Inc., a Delaware corporation (the "Company") is furnishing to you this Proxy Statement in connection with the solicitation by the Board of Directors of proxies from the holders of the Company's common stock, $.01 par value per share (the "Common Stock"), for use at the 1999 Annual Meeting of Stockholders of the Company to be held at _____ a.m. local time, on May __, 1999, at _____________________________________________________________
  or at any adjournment(s) or postponement(s) of such meeting (the "Meeting"). Notice of the Meeting is enclosed with this proxy statement. The approximate date that the Company is first mailing this Proxy Statement and the enclosed form of Proxy to holders of Common Stock is _______ 1999. You, as a stockholder, should review the information provided herein in conjunction with the Company's 1998 Annual Report to Stockholders for the fiscal year ended June 30, 1998, which accompanies this Proxy Statement.


                          INFORMATION CONCERNING PROXY

     The Company's Board of Directors is soliciting your proxy. The giving of a proxy does not preclude your right to vote in person should you desire. If you execute and deliver a proxy, you may revoke it at any time prior to its use by
(1) giving written notice of such revocation to the Company, care of the Secretary, Kathryn Travis, 475 Northern Boulevard, Great Neck, NY 11021; (2) executing and delivering a proxy bearing a later date to the Secretary of the Company; or (3) appearing at the Meeting and voting in person.

     The Company will bear the cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy. In addition to the use of mail, employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company has also engaged the services of Corporate Stock
Transfer,  Inc.  to  assist  in  the  tabulation  of  proxies.


                             PURPOSES OF THE MEETING

At the Meeting, the Company's stockholders will consider and vote upon the following matters:

     1. To elect five members of the Company's Board of Directors, divided into three classes, Class A, Class B and Class C;

     2. A proposal to amend the Company's Certificate of Incorporation to change the Company's name to Gilman & Ciocia, Inc, to increase the number of authorized shares of common stock, $.01 par value per share, from 9,000,000 to 20,000,000 shares, and to establish a classified board of directors;

     3. A proposal to approve the Company's 1999 Common Stock and Incentive and Non-Qualified Stock Option Plan;

     3. To ratify the reappointment of Arthur Andersen LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 1999; and

     4. Such other business as may properly come before the Annual Meeting and any adjournments or postponements.

     Unless you indicate contrary instructions on the enclosed proxy, the officers designated on the enclosed proxy will vote all shares represented by valid proxies that have not been revoked (in accordance with the procedures set forth above) (a) for the election of the five nominees for director named below, and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event that you specify a different choice by means of the enclosed proxy, the designated proxies will vote your shares in accordance with the specification you make.



                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors has set the close of business on April __, 1999 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Meeting. As of the Record Date, 6,731,875 shares of Common Stock were issued and outstanding, all of which are entitled to be voted at the Meeting. Each share of Common Stock is entitled to one vote on all matters at the Meeting, and neither the Company's Certificate of Incorporation nor its Bylaws provides for cumulative voting rights.

     The attendance, in person or by proxy, of the holders of a majority of the Common Stock shares entitled to vote at the Meeting is necessary to constitute a quorum. The affirmative vote of a plurality of Common Stock shares present and voting at the Meeting is required for the election of Directors. The affirmative vote of a majority of the outstanding shares of Common Stock is required to amend the Company's Certificate of Incorporation to change the Company's name to Gilman & Ciocia, Inc., to increase the number of authorized shares of Common Stock from 9,000,000 to 20,000,000 shares and to establish a classified board of directors. The affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the meeting is required to pass upon the proposals to ratify and approve the Company's 1999 Common Stock and Incentive and Non-Qualified Stock Option Plan. Abstentions and broker non-votes (defined in this paragraph) will be counted as present for determining the presence of a quorum. For determining the vote required for approval of matters at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter, and, therefore, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" or "entitled to vote" on the matter, and, therefore, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to Common Stock shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (1) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on such matter.

     As of the Record Date, the Company's Directors owned in the aggregate 2,356,029 shares of Common Stock constituting approximately 35.0 % of the outstanding shares of Common Stock entitled to vote at the Meeting. The directors have advised the Company that they intend to vote all of their shares in favor of each of the proposals to be presented at the Meeting.

     If you wish to vote shares beneficially owned by you in person at the Meeting, and such shares are held in a brokerage account, then you must obtain a proxy from your broker and your broker must obtain a proxy from the trust company or other registered holder of your shares.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

     The following table sets forth, as of March 31, 1999, to the extent known to the Company, certain information regarding the ownership of the Company's Common Stock by (i) each person who is known by the Company to own of record or beneficially more than five percent of the Company's Common Stock, (ii) each of the Company's directors and executive officers and (iii) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address of          Amount and Nature of
Beneficial Owner             Beneficial Ownership   Percent of Class
---------------------------  ---------------------  -----------------
James Ciocia                            974,686(1)              14.5%
475 Northern Boulevard
Great Neck, NY 11021

Thomas Povinelli                      1,036,116(2)              15.4%
475 Northern Boulevard
Great Neck, NY 11021

Kathryn Travis                          365,481(3)               5.4%
475 Northern Boulevard
Great Neck, NY 11021

Seth Akabas                              8,966 (4)                .1%
245 West 107th Street
New York, NY

Louis Karol                                   780                .01%
475 Northern Boulevard
Great Neck, NY 11021

Steven Gilbert                          761,254(5)              10.5%
475 Northern Boulevard
Great Neck, NY 11021

Stephen Sacher                           40,000(6)                .6%
475 Northern Boulevard
Great Neck, NY 11021

All directors and officers
as a group (6 persons)                  2,426,029               35.7%


     (1) Includes  10,000  shares of Common Stock  issuable upon the exercise of options at a price of $2.75.
     (2) Includes  10,000  shares of Common Stock  issuable upon the exercise of options at a price of $2.75.
     (3) Includes  10,000  shares of Common Stock  issuable upon the exercise of options at a price of $2.75.
     (4) Includes  8,081 shares owned by the law firm of Akabas & Cohen of which
Mr. Akabas is a partner.
     (5) Includes 246,154 shares owned by the Gilbert Family Limited Partnership of which Steven  Gilbert is a 97%  beneficiary.  In addition,  includes  340,000 shares  issuable  upon  exercise of options at $3.50 per share,  100,000  shares issuable upon exercise of options at $4.75 per share, and 75,000 shares issuable upon the exercise at $13.00 per share.
     (6) Includes  20,000  shares,  and 20,000 shares  issuable upon exercise of currently exercisable options at $7.00, $7.50, per share, respectively.

                                     ITEM I.

                              ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws provide that the number of directors constituting the Company's Board of Directors shall be fixed by the Board of Directors, provided that the number of directors shall not be fewer than one nor more than ten. Each director elected at the Meeting will serve until his or her term expires and until his or her successor has been duly elected and qualified. The Board of Directors of the Company has nominated James Ciocia, Thomas Povinelli, Kathryn Travis, Seth A. Akabas, and Louis P. Karol for election as directors, and your proxy will be voted for them absent contrary instructions.

     The Board of Directors is divided into three classes: Class A, Class B and Class C. The term of Class A directors expires at a 1999 Annual Meeting of Stockholders and afterwards Class A directors elected in 1999 will serve terms of three years; the nominees for director designated as Class B directors will serve until the 2000 Annual Meeting of Stockholders and afterwards Class B directors elected in 2000 will serve terms of three years; and the nominees for director designated as Class C directors will serve until the 2001 Annual Meeting of Stockholders and thereafter Class C directors elected in 2001 will serve terms of three years, and, in each case, until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal. Each class comprises a number of directors as equal in number as possible as the other classes. Each class generally serves three years with terms of office of the respective classes expiring in successive years. The
Board of Directors has nominated James Ciocia and Louis P. Karol to stand as Class A directors, and Seth A. Akabas to stand as a Class B director, and Kathryn Travis and Thomas Povinelli to stand as Class C directors.

     Vacancies on the Board of Directors which occur during the year may be filled by the Board of Directors for the remainder of the full term.

     The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for director is unable to accept election or if any other unforeseen contingency arises, proxies will be voted for the remaining nominees, if any, and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

     Information  concerning  the nominees for election as directors is follows:

     James  Ciocia,  Chief  Executive  Officer,  President  and  Director

     Mr. Ciocia is a principal founder of the Company. He opened the Company's first office in 1981 and has served in his current capacity since that time. In addition to serving as the Company's Chief Executive Officer, he prepares tax returns, serves as a life insurance agent and sells life and other insurance products to clients of the Company. Mr. Ciocia is a Registered Representative of Royal Alliance Associates, Inc. an independent securities broker/dealer registered with the National Association of Securities Dealers. A graduate of St. John's University with a B.S. degree in accounting, he is a member of the International Association for Financial Planners.

     Thomas  Povinelli,  Chief  Operating  Officer,  and  Director

      Mr. Povinelli began his tenure with the Company as an accountant in 1983 and has served as an executive officer since November 1984. In addition to supervising the opening of all new offices, he prepares tax returns, serves as a life insurance agent, selling life and other insurance products to clients as well as effecting transactions in mutual funds shares and other securities. Mr. Povinelli is a Registered Representative of Royal Alliance Associates, Inc. an independent securities broker/dealer registered with the National Association of Securities Dealers. He graduated from Iona College with a B.S. in accounting.

     Kathryn  Travis,  Secretary,  Vice  President  and  Director

     Ms. Travis began her career with the Company in 1986 as an accountant and has served as Vice President and a director since November 1989. She prepares tax returns and manages the company's Great Neck office. She also is a Registered Representative of Royal Alliance. Ms. Travis graduated from the College of New Rochelle with a B.A. in mathematics.

     Stephen  B.  Sacher,  Chief  Financial  Officer

     Mr. Sacher joined the Company as its Chief Financial Officer in January 1998. Mr. Sacher is a Certified Public Accountant and has been practicing in the public accounting profession since 1981. He is a graduate of Queens College of the City University of New York with a B.A. in accounting. He is a member of the SEC Committee of the New York State Society of Certified Public Accountants and a Member of the American Institute of Certified Public Accountants.

     Seth  A.  Akabas,  Director

     Since June 1991, Mr. Akabas has been a partner at the law firm of Akabas & Cohen. Mr. Akabas is a graduate of Princeton University with a BA degree in economics and a graduate of Columbia University Schools of Law and Journalism.

     Louis  P.  Karol,  Director

     Mr. Karol has been a partner of the law firm of Karol, Hausman & Sosnick and its predecessors for more than the prior five years. Mr. Karol is a graduate of George Washington University and a graduate of Cardozo Law School and has received an LLM degree in Taxation from New York University School of Law. Mr. Karol is a Certified Public Accountant. Mr. Karol is on the Board of
Directors of the Long Island Chapter of the International Association of Financial Planning.


MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     During the fiscal year ended June 30, 1998, the Company's Board of Directors acted twelve times by a unanimous written consent in lieu of a meeting.

     The only two Committees of the Board of Directors are the Audit Committee composed of Thomas Povinelli, Louis P. Karol and Seth A. Akabas and the Stock Option Committee, composed of Louis P. Karol and Seth A. Akabas. The Audit Committee, which met three times during the fiscal year ended June 30, 1998, reviews and acts or reports to the Board with respect to various auditing and accounting matters, including the selection of the Company's independent auditors, the accounting and financial practices and controls of the Company, audit procedures and findings, and the nature of services performed for the Company by, and the fees paid to, the independent auditors. The Company has no executive, nominating, compensation or other committees. The Stock Option Committee, which did not meet during the fiscal year ended June 30, 1998 except in connection with all Board Meetings, is responsible for the administration of the Company's 1993 Common Stock and Incentive and Non-Qualified Stock Option Plan, 1997 Common Stock and Incentive and Non-Qualified Stock Option Plan and 1999 Common Stock and Incentive Non-Qualified Stock Option Plan.

EXECUTIVE  OFFICERS

     The  executive  officers  of  the  Company  are  as  follows:

                                                          EXECUTIVE
                                                          OFFICER OR
                                                          DIRECTOR
NAME                     AGE           POSITION           SINCE
----------------------  -----  -------------------------  -----
James Ciocia               42  Chief Executive Officer,   11/81
                               President and Director

Thomas Povinelli           38  Chief Operating Officer,   11/84
                               and Director

Kathryn Travis             50  Secretary, Vice President  11/89
                               and Director

Stephen B. Sacher          39  Chief Financial Officer     1/98

Seth  A. Akabas            42  Director                    4/95

Louis P. Karol             40  Director                    4/95


     For further information about the executive officers of the Company, see "--Nominees" above.


EXECUTIVE  COMPENSATION

                             Summary  Compensation  Table
                             ----------------------------

                                                                         Other
                                                           Bonus         Annual        Other
Name and Principal Position   Year        Salary        Compensation    Options      Underlying
----------------------------  ----  ------------------  -----------  --------------  ----------
James Ciocia
Chief Execuritve              1996  $          267,200  $  240,000   $    30,500(1)       --
Officer,                      1997  $          251,200  $  240,000   $     9,580(2)   10,000
President and Director        1998  $          190,000          --   $   12,393(11)       --

Thomas Povinelli
Chief Operating Officer,      1996  $          339,300  $  145,000   $    78,600(3)       --
and Director                  1997  $           99,951  $  210,000   $     9,951(4)   10,000
                              1998  $          190,000          --              --        --

Gary Besmer (9)
Vice President and            1996  $          168,800  $    3,000   $    19,000(5)       --
Director                      1997  $           92,149  $    1,000   $     7,149(6)   10,000
                              1998  $           74,782          --   $    5,908(11)       --

Kathryn Travis
Secretary, Vice Pres.         1996  $          166,200  $   19,000   $    49,300(7)      -0-
and Director                  1997  $           92,149  $    3,000   $     7,149(8)   10,000
                              1998  $          135,000          --   $    10,758(11)     --

Stephen B. Sacher
Chief Financial Offcier       1998  $           36,667          --   $  125,717(10)  220,000

*  Represents  commission earned from non-affiliated entities. See Certain Relationships and
Related  Transactions

(1)     Includes  $11,000  for  auto  expense  and  $19,500  for  forgiveness  of  loan.
(2)     Auto  expense.
(3)     Includes  $18,600  for  auto  expense  and  $60,000  for  forgiveness  of  loan.
(4)     Auto  expense.
(5)     Includes  $7,000  for  auto  expense  and  $12,000  for  forgiveness  of  loan.
(6)     Auto  expense.
(7)     Includes  $8,900  for  auto  expense, $32,300 for forgiveness of loan and $8,100 for health  insurance.
(8)     Auto  expense.
(9)     On May 19, 1998 Mr. Besmer announced that he was retiring from the Company effective immediately.
(10)    Includes  professional fees paid to Sacher & Co., PC a company of which Mr.  Sacher is  President.
(11)    Auto  expense.


     Mssrs. Ciocia, Povinelli and Besmer and Ms. Travis earned commissions from the sale of securities and insurance products to the Company's clients as Registered Representatives of Royal Alliance which are reflected in the table above.

     Key  Man  Insurance

     The Company maintains $2.0 million key-man life insurance policies on both Thomas Povinelli and James Ciocia.

     Directors

Directors of the Company receive no compensation for serving as a director of the Company.

     Option  Grants

     The following table sets forth information regarding options to purchase shares of Common Stock granted to the Named Executive Officers during Fiscal 1998.

                                         OPTION GRANTS IN FISCAL 1998

                                               INDIVIDUAL GRANTS

                         Number of Securities  Percent of Total Options/SARS
                         Underlying Options/   Granted to Employees in Fiscal    Base Price
Name                        SARSs Granted                   Year                   ($/sh)     Expiration Date
-----------------------  --------------------  -------------------------------  ------------  ---------------
Stephen B. Sacher---                   20,000                             1.1%  $       7.00          1/15/08
Chief Financial Officer
                                       20,000                             1.1%  $       7.50          1/15/08
                         --------------------  -------------------------------  ------------  ---------------

                                       20,000                             1.1%  $       8.00          1/15/08
                         --------------------  -------------------------------  ------------  ---------------

                                       20,000                             1.1%  $       8.50          1/15/08
                         --------------------  -------------------------------  ------------  ---------------

                                       20,000                             1.1%  $       9.00          1/15/08
                         --------------------  -------------------------------  ------------  ---------------

                                       20,000                             1.1%  $       9.50          1/15/08
                         --------------------  -------------------------------  ------------  ---------------

                                      100,000                             5.7%  $      20.00          1/15/08
                         --------------------  -------------------------------  ------------  ---------------


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                                                         Number of Securitiies
                                                              Underlying        Value of Unexercised
                                                          Unexercised Options   In-The-Money Options
                                                          at Fiscal-YearJune    Fiscal Year June 30,
                                                               30, 1998                1998(1)
                   Shares Acquired Upon  Value Realized   Exercisable/Unexer-    Exercisable/Unexer-
Name                     Exercise                               cisable                cisable
-----------------  --------------------  --------------  ---------------------  ---------------------
James Ciocia                         --              --             135,370/--                  0/--
                   --------------------  --------------  ---------------------  ---------------------

Thomas Povinelli                     --              --             135,370/--                  0/--
                   --------------------  --------------  ---------------------  ---------------------

Kathryn Travis                       --              --             104,039/--                  0/--
                   --------------------  --------------  ---------------------  ---------------------

Stephen B. Sacher                    --              --         20,000/200,000                   0/0
                   --------------------  --------------  ---------------------  ---------------------

Gary Besmer                          --              --                  --/--                  0/--
-----------------  --------------------  --------------  ---------------------  ---------------------

(1) Based on a year-end fair market value of the underlying securities equal to $2 1/16.

INDEMNIFICATION

     The Company's Certificate of Incorporation eliminates or limits the personal financial liability of the Company's directors, except where there has been a breach of the duty of loyalty, failure to act in good faith, intentional misconduct or knowing violation of the law. In addition, the Company's By-laws include provisions to indemnify its officers and directors and other persons against expenses, judgments, fines and amounts paid in settlement in connection with threatened, pending or completed suits or proceedings against such persons by reason of serving or having served as officers, directors or in other capacities, except when they have acted not in good faith, unlawfully or not in the best interest of the Company.

     INSOFAR AS INDEMNIFICATION FOR LIABILITIES ARISING UNDER THE SECURITIES ACT OF 1933 MAY BE PERMITTED TO DIRECTORS, OFFICERS OR PERSONS CONTROLLING THE COMPA-NY PURSUANT TO THE FOREGOING PROVISIONS, THE COMPANY HAS BEEN INFORMED
THAT IN THE OPINION OF THE SECURITIES AND EXCHANGE COMMISSION, SUCH INDEMNIFICATION IS AGAINST PUBLIC POLICY AS EXPRESSED IN THE ACT AND IS THEREFORE UNENFORCEABLE.


                     FIVE YEAR SHAREHOLDER RETURN COMPARISON

                                PERFORMANCE GRAPH

         The graph on the following page sets forth for the five-year period ended June 30, 1998, the cumulative total shareholder return to the Company's shareholders, as well as the cumulative total return of the Standard & Poor's 500 Stock Index and the cumulative total return of the Standard & Poor's Companies in Service (Commercial & Consumer) Index, the published industry index to which the Company is currently assigned by Standard & Poor's. The performance graph assumes that $100 was invested at the market close on June 30, 1993. The Company effected its initial public offering of securities in December 1994 and therefore no public market for he Company's securities existed prior to such date. The data for the graph was furnished by Standard & Poor's Compustat Custom Business Unit, a division of The McGraw-Hill Companies. The Company has been advised that the Standard & Poor's Service (Commercial & Consumer) Group consists of five corporations, including the Company.

                          TOTAL RETURN TO SHAREHOLDERS
                                 INDEXED RETURNS
                                Years Ending 1998


                                         BASE PERIOD
COMPANY / INDEX                6/30/95  6/30/96  6/30/97  6/30/98

GILMAN & CIOCIA, INC.              100   182.44    61.36   539.87
SERVICE (COMMERCIAL&CONSUMER)      100   125.38   128.38   152.68
S&P 500 INDEX                      100   130.21   162.93   229.84

                           [STOCK PERFORMANCE GRAPH]


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. The SEC requires such officers, directors and greater than 10% stockholders to furnish to the Company copies of all forms that they file under Section 16(a).

     To the Company's knowledge, based solely on review of the copies of such forms furnished to the Company and representations that no other reports were required, during the fiscal year ended June 30, 1998, the Company's officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements.


CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS


     (a) TRANSACTIONS WITH MANAGEMENT
     --------------------------------

     The four principal stockholders, Messrs. Ciocia, Povinelli, Besmer and Ms. Travis, personally guaranteed the repayment of the Company's long-term loan of $500,000 from the State Bank of Long Island, as well as the seasonal loans in the form of lines of credit. Such stockholders received no consideration for such guarantees other than their salaries and other compensation.

     On July 1, 1995, the Company, Ralph Esposito, who was then its Chief Financial Officer, Kathryn Travis, an executive officer of the Company, four individuals who are relatives of the officers and an employee of the Company formed ATM Partners, LP (the "Partnership"). Such individuals and their initial investment are as follows: Madeline Esposito, the wife of the former Chief Financial Officer - $196,000, Anna Saras, the wife of the present Chief Operating Officer - $198,000, Thomas Povinelli, Sr., father of the present Chief Operating Officer - $71,000, Tracy Ciocia, wife of the President - $150,000, and Jospeh Bonocore, an employee - $10,000. The Company's initial investment was $348,000 and Kathryn Travis= initial investment was $6,000. At June 30, 1997 the Company had 41% interest in the Partnership and recognized income of approximately $73,000 from the Partnership for Fiscal 1997. During Fiscal 1997 the Partnership began liquidating its investments and distributing its assets to its partners. During Fiscal 1998, the Partnership was dissolved, and the Company wrote-off a $100,000 loan to the Partnership.

     In April 1998, Texas Capital Securities, Inc. ("Texas Capital") and its assignee, Harbor Financial, Inc. ("Harbor Financial")instituted a suit in the U.S. District Court in Austin, Texas, demanding issuance, collectively, of 100,000 warrants to purchase the Company's common stock at $5 1/8 per share (alleged to have been issuable under an investment banking agreement pursuant to which Texas Capital was to have provided investment banking services to the Company), as well as attorney's fees and exemplary damages. The Company believes, among other defenses, that Texas Capital Securities, Inc. defaulted under such agreement and provided no material services to the Company. The
Company entered into a settlement with Texas Capital and Harbor Financial whereby the Company agreed to issue 72,250 Common Stock Warrants to purchase the Company's shares of Common Stock at $5 1/8 per share to Harbor Financial and 12,750 Common Stock Warrants to purchase the Company's shares of Common Stock at $5 1/8 per share to Woodward, Primm & Hall, and Thomas Povinelli, the Company's Chief Operating Officer, agreed to transfer 1,875 shares of the Company's Common Stock to Woodward, Primm & Hall and 10,625 shares of the Company's Common Stock to Harbor Financial. The Company reimbursed Mr. Povinelli for the market value of the common stock that he transferred at its market value on the date of transfer.

     (b)  CERTAIN  BUSINESS  RELATIONSHIPS
     -------------------------------------

     James  Ciocia,  Thomas  Povinelli,  and  Kathryn Travis each acts, and Gary
Besmer while he was a director of the Company acted, as a Registered Representative for Royal Alliance and as an authorized agent for insurance carriers. Compensation from such activities is reflected in the table under the headline "Election of Directors-Summary Compensation Table."

     From time to time the Company employs the professional services of Sacher & Co. P.C. The President of Sacher & Co. P.C. is the Chief Financial Officer of the Company. The amounts paid to Mr. Sacher in this capacity are set forth above in "Executive Compensation."

     (c)  INDEBTEDNESS  WITH  MANAGEMENT
     -----------------------------------

     The  Company  loaned  the  following  individuals  the  following  amounts:
$100,000  and  $240,000  to  James  Ciocia,  $100,000  and  $240,000  to  Thomas
Povinelli, $50,000 and $72,000 to Kathryn Travis, $50,000 to Gary Besmer and $50,000 to Steven Gilbert. These loans are due in fully amortizing biweekly installments (including interest at 7% annum) through maturity on June 30, 2000, with the exception of the $240,000 loans to Messrs. Ciocia and Povinelli and the $72,000 to loan to Kathryn Travis, which have a maturity date of August 1, 2001.

     In December 1997, the Company loaned $225,000 each to James Ciocia and Thomas Povinelli. These loans were non-interest bearing loans, and such officers /stockholders repaid such loans in March 1998.

     The Company has also made two loans to Steven Gilbert, a stockholder of the Company. The first loan is for $150,000, due in bi-weekly installments through June 15, 1999. Interest is charged at 9% per annum. The second loan is for $100,000, due on October 9, 1999. Interest on this loan is charged at 9% per annum.

     In addition, the Company holds notes receivable from Dominic Ciocia, the brother of the Company's Chief Executive Officer. The notes receivable are for $50,319 due on June 3, 1999 with interest at 8.5% per annum and for $106,000 due on June 19, 2000 with interest at 6% per annum.


                                    ITEM II.

          PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
TO CHANGE THE COMPANY'S NAME TO GILMAN & CIOCIA, INC., TO INCREASE THE NUMBER OF
     AUTHORIZED SHARES OF COMMON STOCK, AND TO ESTABLISH A CLASSIFIED BOARD OF
                                    DIRECTORS


     On April 20, 1999, the Board of Directors unanimously approved an amendment to the Company's Certificate of Incorporation that will change the Company's name to Gilman & Ciocia, Inc., increase the number of authorized shares of Common Stock from 9,000,000 to 20,000,000 and establish a classified board of directors. The proposed amendment to the Certificate of Incorporation is set forth in Exhibit A to this Proxy Statement.

     The Company's Certificate of Incorporation currently authorizes the Company to issue 9,100,000 shares of capital stock consisting of 9,000,000 shares of its Common Stock, $.01 par value per share, and 100,000 shares of Preferred
Stock, $.001 par value per share. The proposed amendment to the Company's Certificate of Incorporation would increase the number of authorized shares of Common Stock from 9,000,000 to 20,000,000, thereby increasing the total number of authorized shares of capital stock of the Company from 9,100,000 to 20,100,000. As of February 28, 1999, 6,731,875 shares of Common Stock were issued and outstanding and more shares are issuable upon exercise of outstanding stock options and warrants than shares of Common Stock available for issuance. If the stockholders approve the proposed amendment, a total of -10,697,125 shares of Common Stock would be authorized and available for future issuance.

     None of the outstanding shares of Common Stock has preemptive rights or cumulative voting rights. The amendment would not change the terms and conditions of the outstanding Common Stock and the additional shares of Common Stock proposed to be authorized when issued would be identical to the outstanding shares of Common Stock. Each certificate representing shares of outstanding Common Stock immediately prior to the effective date of the amendment, if it is adopted by stockholders at the Meeting, would remain outstanding and represent the same number of shares of Common Stock as before such effective date.

     The Board of Directors believes that the adoption of the proposed amendment is advantageous to the Company and its stockholders. The Company's new name is consistent with the Company's registered trademark. It would provide additional authorized shares of Common Stock that could be used from time to time, without further action or authorization by the stockholders (except as may be required by law or by any stock exchange on which the Company's securities may then be listed), for corporate purposes that the Board of Directors may deem desirable, including, without limitation, stock splits, stock dividends and other distributions, financings, acquisitions, stock grants, stock options and employee benefit plans.

     The proposed amendment to the Company's Certificate of Incorporation would divide the Board of Directors into three classes: Class A, Class B and Class C. The term of Class A directors expires at the 1999 Annual Meeting of Stockholders and afterwards Class A directors elected in 1999 will serve terms of three years; the nominees for director designated as Class B directors will serve until the 2000 Annual Meeting of Stockholders and afterwards Class B directors elected in 2000 will serve terms of three years; and the nominees for director designated as Class C directors will serve until the 2001 Annual Meeting of Stockholders and thereafter Class C directors elected in 2001 will serve terms of three years, and, in each case, until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal. Each class comprises a number of directors as equal in number as possible as the other classes. Each class generally serves three years with terms of office of the respective classes expiring in successive years. The Board of Directors has nominated James Ciocia and Louis P. Karol to stand as Class A directors, and Seth A. Akabas to stand as a Class B director, and Kathryn Travis and Thomas Povinelli to stand as Class C directors.

     Vacancies on the Board of Directors which occur during the year may be filled by the Board of Directors for the remainder of the full term.

     The Board of Directors believes that the proposed amendment would, if adopted, promote conditions of continuity and stability in the Board of Directors and its management and policies, and should enable the Board to negotiate more effectively with persons attempting to acquire control of the Company. In addition, the Board of Directors believes that the proposed amendments will permit it to represent more effectively the interests of all stockholders in a variety of situations, including in its response to circumstances created by demands or actions by a substantial stockholder or stockholder group. For similar reasons, however, the proposed amendments may deter certain attempts to acquire the Company at prices that may be greater than the current market price.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO CHANGE THE COMPANY'S NAME TO GILMAN & CIOCIA INC., TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, AND TO ESTABLISH A CLASSIFIED BOARD OF DIRECTORS.

                                    ITEM III.

            PROPOSAL TO APPROVE THE COMPANY'S 1999 STOCK OPTION PLAN

     On April 20, 1999, the Board of Directors of the Company adopted the Company's 1999 Common Stock and Incentive and Non-Qualified Stock Option Plan (the "Plan"). The Plan will not become effective, however, unless approved by the holders of a majority of the shares of Common Stock present or represented and voting thereon at the Meeting. Exhibit B to this proxy statement contains the text of the Plan.

     The Board of Directors believes that a stock option program would be of material benefit to the Company and that it would enable the Company to attract and retain key employees, directors, consultants and other individuals providing services to the Company and its subsidiaries. The Board of Directors also believes that the best interests of the Company and its stockholders require that the Company be able to offer options to present and prospective personnel.

     Under the Plan, the Company may grant options to purchase up to 300,000 shares of Common Stock to key employees of the Company and its subsidiaries, and directors, consultants and other individuals providing services to the Company. Such options may either qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or they may not qualify under such Section ("non-qualified stock options").

     The Board of Directors will administer the Plan. The Plan allows the Board of Directors of the Company to designate a committee of at least two non-employee directors to administer the Plan for the purpose of complying with Rule 16(b)(3) under the Securities Exchange Act of 1934, as amended, with respect to future grants under the Plan. Until such delegation, the Board will select the persons who are to receive options and the number of shares to be subject to each option (the administrator of the Plan, whether the Board of Directors or a committee thereof, is referred to herein as the "Committee"). In selecting individuals for options and determining the terms, the Board may consider any factors that it deems relevant, including present and potential contributions to the success of the Company. Options granted under the Plan must be exercised within a period fixed by the Board, which may not exceed ten years from the date of grant. Options may be made exercisable immediately or in installments, as determined by the Board.

     The purchase price of each share for which an Incentive Option is granted and the number of shares covered by such Option will be within the discretion of the Committee based upon the value of the grantee's services, the number of outstanding shares of Common Stock, the market price of such Common Stock, and such other factors as the Committee determines are relevant; provided however, that such purchase price may not be less than the par value of the Common Stock. The purchase price of each share for which an Incentive Option is granted under the Plan ("Incentive Option Price") shall not be less than the amount which the Committee determines, in good faith, at the time such Incentive Option is issued or granted, constitutes 100% of the then Fair Market Value of a Share of Common Stock.

     Grantees under the Plan may not transfer options otherwise than by will or the laws of descent and distribution. No transfer of an Option by the grantee by will, by the laws of descent and distribution will bind the Company unless the Company has been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option. In the case of an Option, during the lifetime of the grantee, the Option may only be exercised by the grantee, except in the case of disability of the grantee resulting in termination of employment, in which case the Option may be exercised by such grantee's legal representative.

     The Committee will adjust the total number of shares of Common Stock which may be purchased upon the exercise of Options granted under the Plan for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, subdivision, combination or reclassification of shares or any other change in the corporate structure or shares of the Company; provided, however, in each case, that, with respect to Incentive Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. If the Company dissolves or liquidates or upon any merger or consolidation, the Committee may make such adjustment with respect to Options or act as it deems necessary or appropriate to reflect or in anticipation of such dissolution, liquidation, merger or consolidation including, without limitation, the substitution of new options or the termination of existing options.

     In December 22, 1997, the board of directors of the Company adopted a program for issuing options under the Plan to all employees of the Company and financial planners affiliated with the Company. Under such program, the Company will grant to each employee and those affiliated financial planners who have entered into commission sharing agreements with the Company, including officers and directors, options to purchase 100 shares of Common Stock for each whole $25,000 of revenues for tax preparation and commissions generated by such individual for the Company in 1998, 1999 and 2000. Each option will be exercisable for a period of five years to acquire one share of Common Stock at the market price on the date of grant of the option. The Company will grant options following the end of the calendar year. The Company anticipates that it will grant between 50,000 and 100,000 options per year under this program.

     For Federal income tax purposes, an optionee will not recognize any income upon the grant of a non-qualified stock option or an incentive stock option.

     Upon the exercise of a non-qualified stock option, the optionee will realize ordinary income equal to the excess (if any) of the fair market value of the shares purchased upon such exercise over the exercise price. The Company will be allowed a deduction from income in the same amount and at the same time as the optionee realizes such income. Upon the sale of shares purchased upon such exercise, the optionee will realize capital gain or loss measured by the difference between the amount realized on the sale and the fair market value of the shares at the time of exercise of the option. In the case of options granted to executive and principal officers, directors and stockholders owning greater than 10% of the outstanding Common Stock, income will be recognized upon exercise of a non-qualified option only if the option has been held for at least six months prior to exercise. If such option is exercised within six months after the date of grant, then such an officer, director or greater than 10% stockholder will recognize income six months after the date of grant, unless he or she files an election under Section 83(b) of the Code to be taxed on the date of exercise.

     In contrast, upon the exercise of an incentive stock option, an optionee will not realize income, and the Company will not be allowed a deduction. If the optionee retains the shares issued to him upon exercise of an incentive stock option for more than one year after the date of issuance of such shares and two years after the date of grant of the option, then any gain or loss realized on a subsequent sale of such shares will be treated as long-term capital gain or loss. If, on the other hand, the optionee sells the shares issued upon exercise within one year after the date of issuance or within two years after the date of grant of the option, then the optionee will realize ordinary income, and the Company will be allowed a deduction from income, to the extent of the excess of the fair market value of the shares on the date of exercise or the amount realized on the sale (whichever is less) over the exercise price. Any excess of the sale price over the fair market value of such shares on the date of exercise will be treated as capital gain. In addition, the difference between the fair market value of the shares on the date of exercise and the exercise price constitutes an item of tax preference for purposes of calculating an alternative minimum tax, which, under certain circumstances, could cause tax liability as a result of an exercise.

     THE  BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR
                                                                             ---
APPROVAL OF THE 1999 COMMON STOCK AND INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN.


                                    ITEM IV.

PROPOSAL TO RATIFY THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected Arthur Andersen LLP to serve as independent certified public accountants for the Company for the fiscal year ending June 30, 1999. The firm of Arthur Andersen LLP, independent certified public accountants, has been the Company's auditors since 1997. Although the Board of Directors is not required to submit its selection of auditors for ratification at the Meeting the Board of Directors is submitting, such selection to ascertain the views of stockholders. If the selection is not ratified, the Board of Directors will reconsider its selection. The Board also reserves the right to make any change in auditors at any time that it deems advisable or necessary. One or more representatives of Arthur Andersen LLP are expected to attend the Meeting and will be given an opportunity to make a statement and are expected to be available to answer questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1999.


                                 OTHER BUSINESS

     The Board of Directors of the Company does not know of any other matters that may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, a stockholder intending to submit a proposal to be presented at the 2000 Annual Meeting of Stockholders must deliver a proposal in writing to the Company's principal executive offices on or before February 1, 2000.





                                     By  order  of  the  Board  of  Directors



                                     Kathryn  Travis
                                     Secretary

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              GILMAN & CIOCIA, INC.
                              ---------------------

               (UNDER SECTION 1309 OF THE GENERAL CORPORATION LAW)


          The undersigned, being the respective President and Secretary of Gilman & Ciocia, Inc., a Delaware corporation (the "Corporation"), pursuant to
Section 1309 of the General Corporation Law of the State of Delaware, do hereby certify that:


     1.   The  name  of  the  Corporation  is  Gilman  &  Ciocia,  Inc.


     2. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on September 3, 1993.


     3. The Certificate of Incorporation of the Corporation is amended as set forth below to change the Company's name to "Gilman & Ciocia, Inc." in Article FIRST, effect an increase in the number of shares of authorized capital stock in Article FOURTH from 9,100,000 shares of capital stock, consisting of 9,000,000 common stock par value $.01 per share and 100,000 shares of preferred stock par value $.001 per share, to 20,100,000 shares of capital stock, consisting of 20,000,000 shares of common stock par value $.01 per share and 100,000 shares of preferred stock par value $.001 per share, and to establish a classified board of directors in Article SIXTH by deleting Article FIRST and FOURTH and substituting a new Article FIRST and Article FOURTH and a new Article SIXTH as follows:

          FIRST:  Name.  The name of the  corporation  shall be Gilman & Ciocia,
          -----   ----
     Inc. (hereinafter referred to as the "Corporation").


          FOURTH:  Capital  Stock.  The total number of shares of capital  stock
          ------   --------------
     that this Corporation shall have authority to issue shall be Twenty Million One Hundred Thousand shares, of which Twenty Million (20,000,000) shares shall be par value $.01 per share Common Stock, and One Hundred Thousand (100,000) shall be par value $.001 per share Preferred Stock divided into such series and designations, and with voting powers, preferences, optional or other special rights, qualifications or restrictions of each thereof as shall be set forth in the resolution or resolutions providing for the issue of such preferred stock adopted by the board of directors of the Corporation without further consent or approval of the stockholders of the Corporation, which authority, without further consent or approval of the stockholders of the Corporation, is hereby granted.

          SIXTH:  Board of  Directors  and  By-Laws.  (e) The Board of Directors
                  ---------------------------------
     shall be divided into three classes: Class A, Class B and Class C, consisting of a number of directors. Each person elected to serve as a director will be placed into a Class. The term of Class A directors expires at the Annual Meeting of Stockholders in 1999 and afterwards Class A directors elected in 1999 will serve terms of three years; the nominees for director designated as Class B directors will serve until the 2000 Annual Meeting of Stockholders and afterwards Class B directors elected in 2000 will serve terms of three years; and the nominees for director designated as Class C directors will serve until the 2001 Annual Meeting of Stockholders and thereafter Class C directors elected in 2001 will serve terms of three years, and, in each case, until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal. Each class shall comprise a number of directors as equal in number as possible as the other classes. Each class generally serves three years with terms of office of the respective classes expiring in successive years. If the number of directors constituting the Board is increased, such increase is to be apportioned among the Classes as nearly equal in number as possible.

     4. This Certificate of Amendment to the Certificate of Incorporation of the Corporation was authorized by the Board of Directors of the Corporation acting by unanimous written consent in lieu of a meeting dated March 30, 1999 and by the stockholders of the Corporation at a meeting on May __, 1999.


     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by its President and its Secretary, and each of such officers has subscribed this Certificate and hereby affirms this Certificate to be true under the penalties of perjury.



                                       GILMAN  &  CIOCIA,  INC.


                                       By: /s/ James  Ciocia
                                            James  Ciocia,  President



                                       By: /s/ Kathryn  Travis
                                            Kathryn  Travis,  Secretary

EXHIBIT  B

       1999 COMMON STOCK AND INCENTIVE AND NON QUALIFIED STOCK OPTION PLAN
                            OF GILMAN & CIOCIA, INC.


     1.       PURPOSE

     The purpose of this Plan, which shall be known as the "1999 Common Stock and Incentive and Non Qualified Stock Option Plan" (the "Plan"), is to permit GILMAN & CIOCIA, INC. (the "Company") and its subsidiary corporations, as defined herein, to attract, retain and reward the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company and its shareholders. By affording all personnel the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the business, the Plan is expected to contribute to the attainment of those objectives. Shares of common stock ("Shares") may be directly granted under the Plan. Options under the Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or in the form of nonqualified stock options ("Non-Qualified Options"). Unless otherwise indicated, references in the Plan to "Options" include Incentive Options and Non-Qualified Options.


     2.       ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (the "Board") or, at their discretion, by a stock grant and option committee
(the "Committee"), which shall be appointed by the Board of Directors of the Company and shall consist of not less than two directors of the Board who shall serve at the pleasure of the Board. Members of the Committee shall be eligible to participate in the Plan while a member of the Committee except that the Board may exclusively appoint two or more disinterested (non-employee) directors to the Committee pursuant to Rule 16b-3(d)(1) under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board.

     The Board or the Committee, as the case may be (hereinafter, the "Committee" refers to the Board or the Committee, as the case may be, unless otherwise specified), is authorized, subject to the provisions of the Plan, from time to time, to establish such rules and regulations and to appoint such agents as they deem appropriate for carrying out the provisions and purposes of the Plan. The interpretation and construction by the Committee of any provisions of, and the determination of any questions arising under, the Plan, any such rule or regulation, or any stock option agreement granting Shares or Options under the Plan, shall be final and conclusive and binding on all persons interested in the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the Committee present at a meeting at which a quorum is present, or acts approved in writing by all of its members, shall be acts of the Committee.


     3.      SHARES  SUBJECT  TO  THE  PLAN

     Subject to the Plan, Shares of the Company's common stock, $.0l par value ("Common Stock"), may be issued, and such Shares may be made available from either authorized and unissued shares or issued shares held in the treasury of the Company. The total amount of shares of Common Stock together with all Options which may be granted under the Plan shall not exceed 300,000 shares. Such number of shares which may be granted under the Plan is subject to adjustment in accordance with the provisions of Paragraph 11 hereof.

     4.     OPTIONS  SUBJECT  TO  THE  PLAN

     Subject to the Plan, Options may be granted under the Plan for shares of the Company's Common Stock, $.0l par value, and such shares underlying such Options may be made available from either authorized and unissued shares or issued shares held in the treasury of the Company. The total amount of shares underlying such Options together with all Shares which may be granted under the Plan shall not exceed 300,000 shares. Such number of shares underlying such Options which may be granted under the Plan is subject to adjustment in accordance with the provisions of Paragraph 11 hereof. In the event that any Option granted under the Plan shall terminate, expire or, with the consent of the grantee, be canceled as to any shares of Common Stock, without having been exercised in full, new Options may be granted covering such shares.


     5.       AWARD  OF  SHARES  AND  OPTIONS

     Shares under the Plan may be granted to any person, including but not limited to employees, directors, independent agents and consultants who, the Committee believes, has contributed, or will contribute to the success of the Company. In determining the persons to whom Shares shall be granted and the number of shares issued to such person, the Committee may take into account the nature of the services rendered by the respective persons, his or her present and potential contribution to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant.

     Incentive Options and/or Non-Qualified Options under the Plan may be granted to any person, including but not limited to employees, directors, independent agents and consultants who, the Committee believes, has contributed, or will contribute to the success of the Company. Incentive Options under the Plan may be awarded only to persons who, at the time such Incentive Options are granted, are employees of the Company or a subsidiary corporation, as defined herein, including any such employees who may be directors and shareholders thereof. In determining the persons to whom Options shall be granted and the number of shares covered by each option, the Committee may take into account the nature of the services rendered by the respective persons, his or her present and potential contribution to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant.

     Any Option granted hereunder shall be evidenced by a stock option agreement authorized by the Committee and executed by a duly authorized officer of the Company (the "Stock Option Agreement"). Each Agreement shall specify the number of shares covered by such Option and the purchase price per share and shall contain such terms and conditions not inconsistent with the Plan as the Committee shall deem appropriate (which terms and conditions need not be the same in each Stock Option Agreement and may be changed from time to time). The date on which an Option shall be granted shall be the date of the Board's or the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized, or with respect to Incentive Options, the date of approval by the shareholders (the "Date of Grant"). Each Stock Option Agreement may require as conditions of exercise that the grantee provide such investment representations with respect to, and enter into such agreements concerning the sale and transfer of, the shares receivable by the grantee upon exercise, as the Committee deems appropriate. Each Stock Option Agreement shall provide for the withholding of income taxes and employment taxes that the Company determines it is required to withhold upon the exercise of an Option.

          Anything herein to the contrary notwithstanding:

               (i) The Company may not, in the aggregate, grant Incentive Options that are first exercisable by any grantee, during any calendar year, to the extent that the aggregate Fair Market Value (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) of the underlying stock (determined at the time the Incentive Option is granted) of all of the Incentive Options first exercisable by such grantee during such calendar year (under all such plans of the grantee's employer corporation and its "parent" and "subsidiary" corporations, as those terms are defined in Section 424 of the Code) exceeds $100,000.

               (ii) The purchase price of each share for which an Incentive Option is granted and the number of shares covered by such Option shall be within the discretion of the Committee based upon the value of the grantee's services, the number of outstanding shares of Common Stock, the market price of such Common Stock, and such other factors as the Committee determines are relevant; provided however, that such purchase price may not be less than the par value of the Common Stock. The purchase price of each share for which an Incentive Option is granted under the Plan ("Incentive Option Price") shall not be less than the amount which the Committee determines, in good faith, at the time such Incentive Option is issued or granted, constitutes 100% of the then Fair Market Value of a Share of Common Stock. In the case of an Incentive Option granted to an individual who, at the time the Option is granted, owns shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, the purchase price of each share underlying each Incentive Option shall not be less than 110% of the Fair Market Value of a Share of Common Stock, and the term of such Incentive Option shall not be greater than five years.

     6.      TERM  OF  PLAN

     The Plan shall terminate ten years from the earlier of the date of adoption of the Plan or the date the Plan is approved by the Board, or with respect to Incentive Options, approved by the shareholders of the Company. No Share or Option may be granted after such termination. Termination of the Plan, however, shall not affect the rights of grantees under shares issued or options theretofore granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or terminate by their own terms and conditions.

     7.       TERM  OF  OPTIONS

     The period during which any Option granted hereunder may be exercised shall be determined in each case by the Board or the Committee, as the case may be; however, anything herein to the contrary notwithstanding, Options granted hereunder shall only be exercisable during a period not to exceed ten years from the Date of Grant. Each Option shall be subject to such other conditions regarding its exercise or non-exercise as the Committee may determine.

     8.       PURCHASE  OF  OPTION  BY  COMPANY

     The Stock Option Agreement with respect to any Option at any time granted under the Plan may contain a provision to the effect that the grantee (or any persons entitled to act under Paragraph 8 hereof) may, at any time at which the Fair Market Value of the Company's Common Stock is in excess of the purchase price of the Option and prior to exercising the Option, in whole or in part, request that the Company purchase all or any portion of the Option as shall then be exercisable at a price equal to the difference between (i) an amount equal to such number of shares multiplied by the Fair Market Value of the Company's Common Stock on the date of purchase and (ii) an amount equal to the purchase price multiplied by the number of shares subject to that portion of the Option in respect of which such request shall be made. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the Option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the Option to be so surrendered shall be paid by the Company, at the election of the Committee, either in cash or in shares of Common Stock (valued as of the date and in the manner provided above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any Option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the Plan. All determinations to be made by the Company hereunder shall be made by the Committee.

     9.      TERMINATION  OF  EMPLOYMENT

     No Share or Option or any portion thereof granted to an employee under the Plan shall be exercisable by such grantee at any time following the termination of employment, except that the Stock Option Agreement with respect to Options granted by the Board or the Committee may permit an Option to be exercised by such grantee (or his or her legal representative if the grantee dies or becomes incompetent) within three months after termination, but only to the extent the Option was exercisable at the date of termination, and may also provide that in the event of the death or disability (which, in the case of Incentive Options, shall mean permanent and total disability as defined in Section 22(e)(3) of the
Code) of the grantee, that the Option may be exercised by such grantee's legal representative, executor or administrator or by his or her distributees to whom the Option may have been transferred by will or by the laws of descent and distribution within a period of not more than one year after such death or disability, but only to the extent that it was exercisable at the date of the termination of such grantee's employment. Whether any leave of absence shall constitute termination of employment for the purposes of any Option granted under the Plan shall be determined in each case by the Committee in its sole discretion.

     10.       PAYMENT  FOR  SHARES

     Payment for Shares of Common Stock issued or Common Stock purchased upon the exercise of an Option (or any portion thereto granted hereunder) shall be made in full in cash, or in shares of Common Stock if so provided in the Option at the time of the issuance of such Share or the exercise of such an Option.

     It shall be a condition to the obligation of the Company to issue or transfer shares of Common Stock upon the issuance of Shares or the exercise of an Option, that the grantee pay to the Company, upon its demand, such amount as may be requested by the Company for the purposes of satisfying its liability to withhold federal, state or local income or other taxes incurred by reason of the issuance of Shares or the exercise of such Option or the transfer of such shares pursuant to Paragraph 9 hereof.

     11.      ADJUSTMENTS  UPON  CHANGES  IN  CAPITALIZATION

     The total number of shares of Common Stock which may be purchased upon the issuance of Shares or the exercise of Options granted under the Plan shall be appropriately adjusted by the Committee for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock dividend, subdivision, combination or reclassification of shares or any other change in the corporate structure or shares of the Company; provided, however, in each case, that, with respect to Incentive Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate
Section 422(b)(1) of the Code. In the event of the dissolution or liquidation of the Company or upon any merger or consolidation thereof, the Committee may make such adjustment with respect to Options or take such other action as it deems necessary or appropriate to reflect or in anticipation of such dissolution, liquidation, merger or consolidation including, without limitation, the substitution of new options or the termination of existing options, except in the case of disability of a grantee with an Option resulting in termination of employment, in which case the Option may be exercised by such grantee's legal representative as set forth in Paragraph 9 hereof.

     12.      NON-TRANSFERABILITY  OF  SHARES  OR  OPTIONS

     No Option granted to any grantee under the Plan shall be transferred by such grantee otherwise than by will or the laws of descent and distribution. No transfer of an Option by the grantee by will, or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option. In the case of an Option, during the lifetime of the grantee, the Option may only be exercised by the grantee, except in the case of disability of the grantee resulting in termination of employment, in which case the Option may be exercised by such grantee's legal representative as set forth in Paragraph 9 hereof.

     13.      AMENDMENT,  MODIFICATION  AND  TERMINATION  OF  THE  PLAN

     The Committee may terminate, and at any time and from time to time, in any respect, amend or modify the Plan, including the designation of a formula that determines the amount, price and timing for the granting of Options in accordance with Rule 16b-3(d)(1), (d)(2) and (e); provided, however, that no such action of the Committee without approval of the Board, or with respect to Incentive Options, without approval by the shareholders of the Company, may: (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the amount of Common Stock which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No amendment, modification or termination of the Plan shall in any manner adversely affect any Share or Option theretofore granted under the Plan without the consent of the grantee; but it shall be conclusively presumed that any adjustment for changes as provided in Paragraph 11 does not adversely affect any such Share or Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Option under Section 422 of the Code.

     14.      FINALITY  OF  DETERMINATIONS

     Each termination, interpretation, or other action made or taken by the Committee pursuant to the provisions of the Plan, shall be final and shall be binding and conclusive for all purposes and upon all persons.

     15.      EMPLOYMENT

     Nothing in the Plan or in any Stock Option Agreement under the Plan, shall confer on any person the right to become an employee of the Company or on any employee any right to continue in the employ of the Company or affect in any way the right of the Company to terminate his or her employment at any time.

     16.       ADDITIONAL  PROVISIONS

     It is the intent of the Company that this Plan comply in all respects with the applicable provisions of Rule 16(b)-3 under the Exchange Act in connection with the granting of Options to, or other transaction by, any grantee under the Plan who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such grantee). Accordingly, if any provision of this Plan or any Stock Option Agreement does not comply with the requirements of Rule 16b-3, as then applicable to any transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such grantee shall avoid liability under Section 16(b). In addition, the per share price of any Share or Option shall be not less than 50% of the Fair Market Value of the Company's Common Stock at the date of the issuance of the Share or the granting of the Option, if such pricing limitation is required in order to comply with Rule 16b-3 at the time of the issuance of a Share or the granting of the Option.

     Anything herein to the contrary notwithstanding, the Committee may, in its sole discretion, impose more restrictive conditions on the issuance of the Shares or the exercise of Options granted pursuant to the Plan; however, any and all such conditions shall be specified in the Stock Option Agreement limiting and defining such Option.

     17.      EFFECTIVE  DATE  OF  PLAN
The Plan shall become effective with respect to Incentive Options on the date it is approved by the shareholders of the Company, and otherwise, on the date approved by the Board.

                              GILMAN & CIOCIA, INC.

                           ANNUAL MEETING MAY __, 1998

                             NOMINEES FOR DIRECTOR:
                                  JAMES CIOCIA
                                THOMAS POVINELLI
                                 KATHRYN TRAVIS
                                   SETH AKABAS
                                   LOUIS KAROL


PROXY VOTING INSTRUCTIONS             PLEASE MARK CHOICES IN BLUE OR BLACK  INK.

The Board of Directors unanimously recommends a vote FOR the nominees and FOR proposals (2), (3) and (4).

                                                              FOR      WITHHOLD     FOR ALL EXCEPT
1.  Election of Directors.  (see list above)
                                                              ___      ___          ___

    To withhold authority for an individual nominee, check this space and write the nominee's name in the following space:

                                                              FOR       AGAINST     ABSTAIN
2.  Proposal to approve the Company's 1999 Common
     Stock and Incentive and Non-Qualified Stock Option        ___      ___         ___
     Plan.

                                                              FOR       AGAINST     ABSTAIN
3.  Proposal to amend the Company's Certificate of
     Incorporation to change the Company's name,               ___      ___         ___
     to increase the number of authorized shares
     of  common stock,  and to create a classified board
     of directors.

                                                              FOR       AGAINST     ABSTAIN
4.  Proposal to ratify the reappointment of Arthur
     Andersen LLP as the Company's independent                ___      ___          ___
     certified public accountants for the fiscal year ending
     June 30, 1999.

                                                              FOR       AGAINST     ABSTAIN
5.  To transact such other business as may properly come
     before the Annual Meeting and any adjournments or        ___      ___          ___
     postponements thereof.



YOUR SHARES WILL BE VOTED AS DIRECTED HEREIN. IF SIGNED AND NO DIRECTION IS GIVEN FOR ANY ITEM, IT WILL BE VOTED AS RECOMMENDED ABOVE.

Please return your executed    Check this space    Transfer, Republic Plaza, 370
Form as  soon  as  possible    only if you wish    17th St., Suite 2350, Denver,
to Corporate Stock             to  attend and      CO  80202-4614
                               vote at the
                               meeting.  ___


If  securities  are  jointly  owned,  each  should  sign.



___________________________  ____
Signature                    Date

___________________________  ____
Signature of Joint Owner     Date

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. BY RETURNING YOUR VOTING INSTRUCTIONS PROMPTLY, YOU CAN AVOID THE INCONVENIENCE OF RECEIVING FOLLOW-UP MAILINGS PLUS HELP TO AVOID THE EXPENSES ASSOCIATED WITH SUCH ADDITIONAL MAILINGS.